EXHIBIT 10.17

    EXECUTION COPY

        AMENDMENT No. 4, CONSENT AND WAIVER dated as of October 13, 2000 (this "Amendment"), to the Credit Agreement dated as of June 30, 1998, as amended by Amendment No. 1 Waiver and Agreement dated as of January 29, 1999, Amendment and Waiver No. 2 dated as of December 13, 1999 and Consent and Waiver No. 3 dated as of June 1, 2000 (the "Credit Agreement"), among AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company (the "Borrower"), AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("Holdings"), the LENDERS (as defined in the Credit Agreement), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent"), as security trustee (in such capacity, the "Security Trustee") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

    A.  Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

    B.  American Commercial Lines International LLC, a Delaware corporation and a direct wholly owned subsidiary of the Borrower, owns approximately an 80% interest in ACBL Hidrovias Ltd., a company organized under the laws of Bermuda ("ACBLH Ltd."). ACBLH Ltd. owns, directly or indirectly, a 100% interest in ACBL Hidrovias S.A., a company organized under the laws of Argentina ("ACBLH S.A."). The Borrower has informed the Administrative Agent that ACBLH Ltd. intends to contribute certain of its assets and all of the assets of ACBLH S.A. to a newly formed company ("Newco"), in exchange for a 50% ownership and voting interest in Newco (the "Argentina Investment").

    C.  The Borrower has requested that the Required Lenders consent to the Argentina Investment and agree to a limited waiver of the Credit Agreement in connection therewith. The Required Lenders are willing to grant such consent and such limited waiver pursuant to the terms and subject to the conditions set forth herein.

    D.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1.  Amendments.

    (a) Section 1.01 of the Credit Agreement is hereby amended by replacing paragraph (a) in the definition of "Consolidated Net Income" with the following:

  "(a) the income of any person (other than, to the extent of the Borrower's equity interest therein, persons in which the Borrower or any of the Subsidiaries holds 50% or more of the Capital Stock) in which any other person (other than the Borrower or any of the Subsidiaries or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any wholly owned Subsidiary by such person during such period"

    SECTION 2.  Consent and Waiver.

    The Required Lenders hereby consent to the Argentina Investment and hereby waive compliance by the Borrower with the provisions of Section 6.04 of the Credit Agreement to the extent (but only to the extent) necessary to permit such investment, so long as the Borrower or any Subsidiary beneficially owns, directly or indirectly, at least 50% of the economic interests of Newco.

    SECTION 3.  Representations and Warranties.

    The Borrower and Holdings each represents and warrants to the Administrative Agent and the Lenders that:

      (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

      (d) Immediately after giving effect to the Argentina Investment, the Borrower or any Subsidiary will beneficially own, directly or indirectly, at least 50% of the economic interests of Newco.

    SECTION 4.  Effectiveness.

    This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that (a) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct and (b) the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders.

    SECTION 5.  Effect of Amendment.

    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent, the Security Trustee or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a ALoan Document@ for all purposes of the Credit Agreement and the other Loan Documents.

    SECTION 6.  Counterparts.

    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

    SECTION 7.  Applicable Law.

    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    SECTION 8.  Headings.

    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN COMMERCIAL LINES LLC,
By

Name:
Title:
AMERICAN COMMERCIAL LINES HOLDINGS LLC,
By

Name:
Title:
THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Security Trustee,
By

Name:
Title:

    Each of the Subsidiary Guarantors hereby acknowledges receipt of and consents to this Amendment:

ACL CAPITAL CORP.
AMERICAN COMMERCIAL BARGE LINE LLC
AMERICAN COMMERCIAL LINES INTERNATIONAL LLC
AMERICAN COMMERCIAL MARINE SERVICE LLC
JEFFBOAT LLC
AMERICAN COMMERCIAL TERMINALS LLC
AMERICAN COMMERCIAL TERMINALS-MEMPHIS LLC
LOUISIANA DOCK COMPANY LLC
HOUSTON FLEET LLC
LEMONT FLEETING & HARBOR SERVICE LLC
TIGER SHIPYARD LLC
WILKINSON POINT LLC
ORINOCO TASA LLC
ORINOCO TASV LLC
BREEN TAS LLC
BULLARD TAS LLC
SHELTON TAS LLC

by

Name: Title: Authorized Signatory